                                                                   Exhibit 10.29

THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON EXERCISE OF THIS WARRANT MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO ACUSPHERE THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON EXERCISE OF THE WARRANT ARE SUBJECT TO A CONVERTIBLE NOTE AND WARRANT PURCHASE AND SECURITIES EXCHANGE AGREEMENT, DATED AS OF _________, 2003, AS AMENDED AND IN EFFECT FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL PLACE OF BUSINESS OF ACUSPHERE.

THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON EXERCISE OF THE WARRANT ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM ACUSPHERE), AS AMENDED FROM TIME TO TIME, AND BY ACCEPTING ANY INTEREST IN THIS WARRANT OR SUCH SECURITIES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AGREEMENT.

                                 ACUSPHERE, INC.

                                WARRANT AGREEMENT

                Exercise Amount: $ [20% of note principal amount]


Warrant No. ____                                                 _________, 2003

         ACUSPHERE, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, [NAME] (hereinafter referred to as "Holder") is entitled, subject to the terms and conditions set forth below, to purchase from the Company the Warrant Number (as defined in Section 1.3 below) of fully paid and non-assessable shares of the Warrant Class (as defined in Section 1.2 below), at a price per share equal to the Exercise Price (as defined in Section
1.2 below). The shares issuable upon exercise of this Warrant are hereinafter referred to as the "Shares" and are subject to adjustment as hereinafter provided.

         This Warrant is one of a series of warrants of like tenor (collectively, the "Warrants" and each a "Warrant") issued by the Company pursuant to and entitled to the benefits of that certain Convertible Promissory Note and Warrant Purchase Agreement, dated as of _________, 2003, by and among the Company and the several Investors listed in Exhibit A thereto (collectively, the "Holders" and each a "Holder") (as the same may be amended from time to time, the "Purchase Agreement"), and each Holder of this Warrant, by such Holder's acceptance hereof, agrees to be bound by the provisions of the Purchase Agreement, including without limitation the amendment, waiver and exercise of remedies provisions set forth in Section 6.9 therein. This Warrant is being issued in conjunction with the issuance of one of a series of 10% convertible promissory notes (collectively, the "Notes" and each a "Notes") pursuant to the Purchase Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

ARTICLE 1. EXERCISE.

         1.1 Method of Exercise. The Holder may exercise this Warrant in whole or in part by delivering this Warrant together with a duly executed Notice of Exercise in substantially the form attached as Appendix 1 hereto to the principal office of the Company. Unless the Holder is exercising the conversion right set forth in Section 1.4, the Holder shall also deliver to the Company payment in full, in lawful money of the United States, for the aggregate Exercise Price for the Shares being purchased. Any exercise of this Warrant in connection with a Change of Control or an initial public offering of the Company's equity securities may be conditioned upon the actual consummation of such Change of Control or initial public offering.

         1.2 Warrant Class and Exercise Price.

                  (a) Upon the consummation of the earlier to occur of a Next Equity Financing (as defined in the Notes), or a Negotiated Conversion (as defined in the Notes), if any, "Warrant Class" shall mean shares of the same class and series as the equity securities into which the Notes are automatically converted in connection therewith, and "Exercise Price" shall mean an amount equal to the conversion price per share at which such Notes are so converted.

                  (b) Prior to the consummation of the earlier to occur of a Next Equity Financing or Negotiated Conversion, "Warrant Class" shall mean shares of the Company's Series J-2 Convertible Preferred Stock, $.01 par value per share (the "Series J-2 Preferred Stock"), and "Exercise Price" shall mean an amount equal to the Original Series J Issue Price (as defined in the Company's Twelfth Amended and Restated Certificate of Incorporation (as amended and in effect from time to time, the "Charter")); provided, however, that, immediately prior to the consummation of a Change of Control (as defined in the Company's Charter), in connection with which the aggregate consideration to be paid or payable to the Company and/or its stockholders is less than the sum of the aggregate cumulative liquidation preference of the Company's preferred stock then outstanding (excluding any shares of preferred stock issued or issuable upon exercise of the Warrants), plus the aggregate principal amount outstanding under all Notes then outstanding and all accrued and unpaid interest thereon, "Exercise Price" shall mean an amount equal to 80% of the Original Series J Issue Price. If the consideration received by the Company and/or its stockholders in connection with such Change of Control is other than cash, its value will be deemed to be its fair market value, as determined by the Company and the Holders of Warrants representing at least a majority of the aggregate Exercise Amount under all Warrants then outstanding (a "Warrant Majority") in a manner reasonably consistent with Section 2.10(b) and Section 8 of ARTICLE FOURTH of the Charter, or in such manner as the Company and such Holders of a Warrant Majority may otherwise agree.

                  1.3 Warrant Number. The Warrant Number shall be determined as follows:

                           N = A/E

                  Where:

                     N = The maximum number of shares of stock of the
                         Warrant Class that may be purchased upon exercise of this Warrant.

                     A = The Exercise Amount

                     E = The Exercise Price

         1.4 Net Issue Exercise. In lieu of exercising this Warrant as specified in Section 1.1, the Holder may convert this Warrant from time to time, in whole or in part, without payment of any consideration, into a number of Shares determined as follows:

                     X = Y(A-B)/A

                  Where:

                     X = The number of Shares to be issued to the Holder.

                     Y = The number of Shares with respect to which this Warrant is being exercised.

                     A = The Fair Market Value of one Share.

                     B = The Exercise Price.

         1.5 Fair Market Value. The fair market value of a Share shall be determined by the Company and the Holders of a Warrant Majority in a manner reasonably consistent with Section 2.10(b) and Section 8 of ARTICLE FOURTH of the Charter, or in such manner as the Company and such Holders of a Warrant Majority may otherwise agree.

         1.6. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of Shares in respect of which this Warrant shall not have been exercised.

         1.7. Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. In lieu of such fractional shares, the Company will pay the cash value of such fraction.

         1.8. Issuance Date. The person or persons in whose name or names any certificate representing Shares is issued hereunder shall be deemed to have become the holder of record of the Shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

         1.9. Expiration Date. This Warrant shall expire and be void thereafter upon the earliest to occur of (a) the consummation of an initial public offering of the Company's equity securities in which the underwriters advise the Holders in writing that marketing factors require that no warrants remain outstanding following the consummation of the initial public offering, (b) the consummation of a Change of Control or (c) _________, 2008.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

         2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on the outstanding shares of the Warrant Class, payable in shares of the Warrant Class, or other securities, or subdivides the outstanding Warrant Class into a greater number of shares of the Warrant Class, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

         2.2 Reclassification, Merger, Exchange or Substitution. Upon any reclassification, exchange, substitution, merger, consolidation, reorganization or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, merger, consolidation, reorganization or other event. The Company or its successor shall promptly issue to Holder a new warrant of like tenor for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new warrant. The provisions of this
Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, mergers, consolidations, reorganizations or other events.

         2.3 Adjustments for Combinations, Etc. If the outstanding shares of the Warrant Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased and the number of Shares issuable upon exercise or conversion of this Warrant shall be proportionately decreased.

         2.4 No Impairment. The Company shall not, by amendment of the Certificate or its by-laws or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article 2 against impairment.

         2.5 Certificate as to Adjustments. Upon each adjustment of the Exercise Price, number or class of Shares or other securities for which the Shares are convertible or exchangeable, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its chief financial officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall at any time and from time to time, upon written request, furnish Holder with a certificate setting forth the Exercise Price, number and class of Shares and conversion ratio in effect upon the date thereof and the series of adjustments leading to such Exercise Price, number and class of Shares and conversion ratio.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

         3.1 Representations and Warranties. The Company hereby represents and warrants to, and agrees with, the Holder as follows:

                  (a) All Shares which may be issued upon the due exercise of this Warrant, and all Common Stock or other securities, if any, issuable upon due conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein, any other agreement to which the Company is a party, or under applicable federal and state securities laws.

                  (b) The Company covenants that at such time as the Warrant Class is determined, it shall promptly take all necessary corporate actions to authorize and reserve and keep available out of its authorized and unissued shares such number of shares of the Warrant Class, Common Stock and other securities as will be sufficient to permit the exercise in full of this Warrant and the conversion of the Shares into shares of Common Stock or such other securities.

         3.2 Notice of Certain Events. In the event of (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (b) an initial public offering of the Company's equity securities in which the underwriters advise the Holders in writing that marketing factors require that no warrants remain outstanding following the consummation of the initial public offering, (c) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or any Change of Control, or (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such initial public offering, reclassification, reorganization, consolidation, merger, sale or conveyance, Change of Control, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed as soon as practicable, but in any event no less than ten (10) days prior to the date specified in such notice on which any such action is to be taken.

ARTICLE 4. MISCELLANEOUS.

         4.1. No Rights as Shareholder. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof.

         4.2. Legends. The Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

         "THESE SHARES AND THE SECURITIES THAT MAY BE ACQUIRED UPON CONVERSION OF THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THESE SHARES NOR THE SECURITIES THAT MAY BE ACQUIRED UPON CONVERSION OF THESE SHARES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO ACUSPHERE THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

         THESE SHARES AND THE SECURITIES THAT MAY BE ACQUIRED UPON CONVERSION OF THESE SHARES ARE SUBJECT TO A CONVERTIBLE NOTE AND WARRANT PURCHASE AND SECURITIES EXCHANGE AGREEMENT, DATED AS OF __________, 2003, AS AMENDED AND IN EFFECT FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL PLACE OF BUSINESS OF ACUSPHERE.

         THESE SHARES AND THE SECURITIES THAT MAY BE ACQUIRED UPON CONVERSION OF THESE SHARES ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM ACUSPHERE), AS AMENDED FROM TIME TO TIME, AND BY ACCEPTING ANY INTEREST IN THESE SHARES OR SUCH SECURITIES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AGREEMENT."

         4.3. Waiver by Holder. No waiver of any obligation of the Company under this Warrant shall be effective unless it is in a writing signed in accordance with the amendment, waiver and exercise of remedies provisions set forth in
Section 6.9 of the Purchase Agreement. A waiver by the Holder of, or delay or omission on the part of the Holder in exercising, any right or remedy under this Warrant on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

         4.4. Notice. Any notice required or permitted under this Warrant shall be given in the manner set forth in the Purchase Agreement.

         4.5. Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Warrant operate or would prospectively operate to invalidate this Warrant, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Warrant and the remaining provisions of this Warrant shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

         4.6. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as an instrument under seal by its duly authorized representative as of the date first above written.

Dated:  April  __, 2003               ACUSPHERE, INC.


(Corporate Seal)                      By: _______________________________
                                      Name: _____________________________
Attest:                               Title: ____________________________

____________________________

                                                                      APPENDIX 1

                                 ACUSPHERE, INC.

                               NOTICE OF EXERCISE

         1. The undersigned hereby elects to purchase _____ Warrant Shares pursuant to Section 1.1 of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full.

         1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in Section 1.4 of the attached Warrant. This conversion is exercised with respect to _______________ Warrant Shares.

         [Strike paragraph that does not apply.]

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                _________________________________
                (Name)
                _________________________________

                _________________________________
                (Address)

         3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


                                         ____________________________
                                         (Signature)

                                         ____________________________
                                         (Date)

                           SCHEDULE OF WARRANTHOLDERS

INVESTOR:                                                                       NUMBER OF SHARES ISSUABLE UPON EXERCISE OF WARRANTS:
Thomas Weisel Capital Partners, L.P.                                                             854,703

TWP CEO Founders' Circle (AI), L.P.                                                               19,747

TWP CEO Founders' Circle (QP), L.P.                                                               72,146

Thomas Weisel Capital Partners (Dutch), L.P.                                                      19,996

Thomas Weisel Capital Partners (Dutch II), L.P.                                                   19,996

Thomas Weisel Capital Partners Employee Fund, L.P.                                                 6,792

MVI Medical Venture Investments Limited                                                          203,662

Diamond Capital Management Inc. (as Investment Advisor for the Retirement                        141,377

Program Plan for Employees of Union Carbide Corporation and its Participating

Subsidiary Companies)

Alta V Limited Partnership                                                                       241,175

Customs House Partners                                                                             2,534

Polaris Venture Partners, L.P.                                                                   209,105

Polaris Venture Partners Founders' Fund, L.P.                                                     12,510

Audax Private Equity Fund, L.P.                                                                  164,449

Audax Co-Invest, L.P.                                                                             13,771

Audax Trust Co-Invest, L.P.                                                                           33

BancBoston Ventures, Inc.                                                                        151,743

Private Equity Portfolio Fund II, LLC                                                             57,613

Bank of America Ventures                                                                         370,871

BA Venture Partners II                                                                            41,208

Technology Funding Partners III, L.P.                                                             84,229

Technology Fund Venture Partners V, an Aggressive Growth Fund, L.P.                               53,885

DeBar Investment Partnership LLP                                                                   3,394

Dintersmith Family Partnership                                                                     1,656

Robert S. Langer                                                                                   2,898

David Norman                                                                                       8,003

TOTAL:                                                                                         2,757,495